SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	October 20, 2003

Exponent, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18655	77-0218904
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

149 Commonwealth Drive

Menlo Park, California 94025

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:	(650) 326-9400

(Former Name or Former Address, if changed since last Report)

Item 12.    Results of Operations and Financial Condition.

On October 20, 2003, Exponent, Inc. issued a press release announcing its financial results for the third quarter ended October 3, 2003. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Limitation on Incorporation by Reference

In accordance with general instructions B.2 and B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Items 9 and 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Exhibit 99.1    Press release dated October 20, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

EXPONENT, INC.

By:	/s/ Richard L. Schlenker

Name:	Richard L. Schlenker
Title:	Chief Financial Officer

Date: October 20, 2003

EXHIBIT INDEX

Exhibit 99.1        Press release dated October 20, 2003